Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
6.
Intangible assets

As of December 31, 2022 and 2021, the Company’s intangible assets consisted of the following:

	As of December 31,
	2022	2021
Brands	$165,283	$167,761
Software development costs	787,492	720,750
Customer relationships	1,505,839	1,243,030
Computer software	38,857	35,257
Gross carrying value	2,497,471	2,166,798

Brands	83,317	69,407
Software development costs	472,791	371,555
Customer relationships	624,756	505,732
Computer software	25,149	17,900
Accumulated amortization	1,206,013	964,594
Intangible assets, net	$1,291,458	$1,202,204

During the years ended December 31, 2022 and 2021 we recorded intangible assets of $64,606 and $69,242, respectively, related to the acquisition of merchant portfolios which were accounted for as asset acquisitions, inclusive of contingent consideration payable. During the year ended December 31, 2022 and 2021, we recorded intangible assets of $223,300 and $129,036, related to business combinations. We had unpaid capital expenditure purchases of approximately $852 and $4,123 at December 31, 2022 and 2021, respectively which was included in "Accounts payable and other liabilities" within the Consolidated Statements of Financial Position. Capital expenditure purchases are recorded as cash outflows from investing activities in the Company's Consolidated Statements of Cash Flows in the period they are paid.

Intangible assets acquired by the Company during the year ended December 31, 2022 and 2021 had the following expected weighted-average useful lives:

	2022	2021
Brands	5 years	7 years
Software development costs	3 years	3 years
Customer relationships	10 years	7 years
Computer software	3 years	3 years
Total weighted-average useful life	6.9 years	5.4 years

Amortization expense on intangible assets for the years ended December 31, 2022, 2021 and 2020 was $260,328, $252,202 and $253,751, respectively. We perform an annual reassessment of estimated useful lives of intangible assets. There were no material revisions to useful lives of intangible assets during the years ended December 31, 2022, 2021 and 2020.

The estimated amortization expense of intangible assets for the next five years is as follows:

2023	252,152
2024	250,681
2025	212,686
2026	125,220
2027	123,272

The Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable.

For the year ended December 31, 2022, due to the goodwill impairment recognized (see Note 5), we concluded that an impairment indicator for certain asset groups was present within these segments. An impairment analysis was performed for the impacted asset groups as of each reporting period which was based on an undiscounted cash flow model. As a result of the analysis, the assets were concluded to be recoverable and no impairment charge was recorded. For the year ended December 31, 2022, $5,036 of impairment expense was recognized related to specifically identified software development costs, a majority of which were fully impaired. This impairment was predominantly in the Merchant Solutions segment.

For the year ended December 31, 2021, due to reduced forecasted cash flows within the Digital Wallets segment, we concluded that an impairment indicator for certain intangible assets was present within this segment during the year ended December 31, 2021. Digital Wallets experienced decreased revenues associated with certain legacy merchant relationships and also reduced their forecasted cash flows associated with these merchants due to changes in expected merchant mix resulting from new strategic initiatives within the segment. As a result, an impairment analysis on Digital Wallets intangible assets was performed during the year ended December 31, 2021 and based on an undiscounted cash flow model, it was determined that certain of these assets were not recoverable. In calculating the impairment loss, management determined the fair value of these individual assets based on a discounted cash flow model for merchant relationships and relief from royalty method for certain brands using Level 3 inputs. Failure to achieve the expected cash flows due to higher than estimated attrition, obsolescence or other factors may cause a future impairment of intangible assets. Management’s key assumptions in determining the fair value include expected cash flows, discount rate and royalty rate. The Company recognized an impairment loss of $324,145 for the year ended December 31, 2021, the majority of which relates to the impairment described above. The impairment loss is recognized in the Consolidated Statements of Comprehensive Loss under “Impairment expense on goodwill and intangible assets” and is primarily related to the Digital Wallets segment.

For the year ended December 31, 2020, the Company recognized an impairment loss of $42,981 for certain software development costs resulting from shortening an asset’s estimated useful life following accelerated retirement of a legacy IT platform, and $59,894 for customer relationships acquired in the past acquisitions of Paysafe Group Limited resulting from the deterioration in the assets’ forecasted cash flows and anticipated merchant and consumer attrition rates. An additional impairment loss of $27,545 was recognized for certain acquired merchant portfolios due to deterioration in anticipated merchant attrition rates observed since the assets’ acquisition. The discount rate utilized for purposes of determining the fair value of intangible assets impaired as of the year ended December 31, 2020 was 8.6%